UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            Form 8-K

                         Current Report

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):
                       September 21, 2004
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                        A.P. Pharma, Inc.
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     (Exact name of registrant as specified in its charter)

                             1-16109
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                    (Commission File Number)

Delaware                                               94-2875566
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(State or other jurisdiction                     (I.R.S. Employer
of incorporation)                             Identification No.)

              123 Saginaw Drive, Redwood City, CA 94063
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       (Address of principal executive offices, with zip code)

                           (650) 366-2626
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      (Registrant's telephone number, including area code)

                                  N/A
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  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into or Amendment of Material Definitive
Agreement

       On September 15, 2004, A.P. Pharma, Inc. (the "Company") and Paul Goddard finalized an agreement under which Dr. Goddard will continue to serve as Chairman of the Company, with additional responsibilities. The Company and Dr. Goddard have agreed that he will perform the duties of an executive chairman, including participating in strategic planning and representing the Company to the financial community. Dr. Goddard will be recommended for election as a director of the Company at its annual meetings for three years beginning in 2005.
       The agreement provides for an annual salary of $200,000 per year and a non-statutory stock option award for 120,000 shares of the Company's Common Stock. The stock option will vest and become exercisable over a period of four years. In addition, there will be a provision for accelerated vesting in the event of a change of control or sale or merger of the Company or in the event that Dr. Goddard's position on the Board is terminated by mutual agreement or if he is not elected as a director of the Company. Dr. Goddard will not receive additional options in 2005 and 2006 provided for in his previous agreement, nor will he be eligible for automatic option grants made annually to outside directors. The Company will continue in effect the extended Indemnification Agreement covering Dr. Goddard.



                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      A.P. PHARMA, INC.



Date:  September 21, 2004             By:  /s/Michael O'Connell
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                                         Michael O'Connell
                                         President and
                                         Chief Executive Officer